UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2014

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LKQ CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On April 29, 2014, LKQ Corporation (the "Company") issued a press release announcing the final results of the Company's offer to exchange (the "Exchange Offer") up to $600,000,000 aggregate principal amount of its new registered 4.75% Senior Notes due 2023 for a like principal amount of its outstanding unregistered 4.75% Senior Notes due 2023.
The Exchange Offer expired at 5:00 p.m. New York City time, on Friday, April 25, 2014. Settlement occurred on April 28, 2014.
A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	LKQ Corporation Press Release dated April 29, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 29, 2014

LKQ CORPORATION

By:	/s/ JOHN S. QUINN
John S. Quinn
Executive Vice President and Chief Financial Officer